EXHIBIT     DESCRIPTION

EX-99.a1       Amended and Restated  Agreement  and  Declaration  of Trust dated
               March 9, 1998 and  amended  March 1, 1999 (filed as Exhibit a1 to
               Post-Effective  Amendment No. 29 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 2-82734, filed on December
               29, 1999, and incorporated herein by reference).

EX-99.a2       Amendment  No.  1 to  the  Amended  and  Restated  Agreement  and
               Declaration  of Trust dated March 6, 2001 (filed as Exhibit a2 to
               Post-Effective  Amendment No. 32 to the Registration Statement on
               Form N-1A of the Registrant on April 19, 2001,  File No. 2-82734,
               and incorporated herein by reference).

EX-99.a3       Amendment  No.  2 to  the  Amended  and  Restated  Agreement  and
               Declaration  of Trust  dated May 8, 2002  (filed as Exhibit a3 to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 2-82734,  filed on October
               10, 2002, and incorporated herein by reference).

EX-99.b        Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit
               b2  of  Post-Effective  Amendment  No.  23  to  the  Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229,  filed on March 26, 1998 and incorporated  herein by reference).

EX-99.d1       Management  Agreement  (Investor  Class)  with  American  Century
               Investment  Management,  Inc.,  dated  August 1,  1997  (filed as
               Exhibit 5 to Post-Effective  Amendment No. 33 to the Registration
               Statement  on Form N-1A of  American  Century  Government  Income
               Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2       Amendment  to the  Management  Agreement  (Investor  Class)  with
               American  Century  Investment  Management,  Inc., dated March 31,
               1998 (filed as Exhibit 5b to  Post-Effective  Amendment No. 23 to the  Registration  Statement  on Form  N-1A of  American  Century
               Municipal Trust,  File No. 2-91229,  filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3       Amendment  to the  Management  Agreement  (Investor  Class)  with
               American Century Investment Management,  Inc., dated July 1, 1998
               (filed as Exhibit d3 to  Post-Effective  Amendment  No. 39 to the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Government  Income  Trust,  File No.  2-99222,  filed on July 28,
               1999, and incorporated herein by reference).

EX-99.d4       Amendment No. 1 to the Management Agreement (Investor Class) with
               American Century Investment Management,  Inc. dated September 16,
               2000 (filed as Exhibit d4 to  Post-Effective  Amendment No. 30 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 2-82734,  filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5       Amendment No. 2 to the Management Agreement (Investor Class) with
               American  Century  Investment  Management,  Inc., dated August 1,
               2001 (filed as Exhibit d5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement  on Form  N-1A of  American  Century
               Government  Income Trust on July 31, 2001, File No. 2-99222,  and
               incorporated herein by reference).

EX-99.d6       Amendment No. 3 to the Management Agreement (Investor Class) with
               American Century Investment  Management,  Inc., dated December 3,
               2001 (filed as Exhibit d6 to  Post-Effective  Amendment No. 16 to the  Registration  Statement  on Form  N-1A of  American  Century
               Investment  Trust on November 30, 2001,  File No.  33-65170,  and
               incorporated herein by reference).

EX-99.d7       Amendment No. 4 to the Management Agreement (Investor Class) with
               American Century Investment Management,  Inc., dated July 1, 2002
               (filed as Exhibit d7 to  Post-Effective  Amendment  No. 17 to the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Investment Trust, File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8       Amendment No. 5 to the Management Agreement (Investor Class) with
               American Century Investment Management,  Inc., dated December 31,
               2002 (filed as Exhibit d8 to  Post-Effective  Amendment  No. 4 to the  Registration  Statement  on Form  N-1A of  American  Century
               Variable  Portfolios  II,  Inc.,  File  No.  333-46922,  filed on
               December 23, 2002, and incorporated herein by reference).

EX-99.d9       Management  Agreement (C Class) with American Century  Investment
               Management, Inc. dated September 16, 2000 (filed as Exhibit d6 to
               Post-Effective  Amendment No. 35 to the Registration Statement on
               Form N-1A of American Century Target  Maturities  Trust, File No.
               2-94608,  filed on April 17,  2001,  and  incorporated  herein by reference).

EX-99.d10      Amendment  No.  1 to the  Management  Agreement  (C  Class)  with
               American  Century  Investment  Management,  Inc., dated August 1,
               2001 (filed as Exhibit d10 to Post-Effective  Amendment No. 44 to the  Registration  Statement  on Form  N-1A of  American  Century
               Government Income Trust, on July 31, 2001, File No. 2-99222,  and
               incorporated herein by reference).

EX-99.d11      Amendment  No.  2 to the  Management  Agreement  (C  Class)  with
               American Century Investment  Management,  Inc., dated December 3,
               2001 (filed as Exhibit d13 to Post-Effective  Amendment No. 16 to the  Registration  Statement  on Form  N-1A of  American  Century
               Investment  Trust on November 30, 2001,  File No.  33-65170,  and
               incorporated herein by reference).

EX-99.d12      Amendment  No.  3 to the  Management  Agreement  (C  Class)  with
               American Century Investment Management,  Inc., dated July 1, 2002
               (filed as Exhibit d16 to  Post-Effective  Amendment No. 17 to the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Investment  Trust  on June  28,  2002,  File  No.  33-65170,  and
               incorporated herein by reference).

EX-99.d13      Amendment  No.  4 to the  Management  Agreement  (C  Class)  with
               American Century Investment Management,  Inc., dated September 3,
               2002 (filed as Exhibit d10 to Post-Effective  Amendment No. 34 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 2-82734,  filed on October 10, 2002, and incorporated  herein by reference).

EX-99.d14      Management  Agreement (A Class) with American Century  Investment
               Management,  Inc.,  dated September 3, 2002 (filed as Exhibit d13 to Post-Effective  Amendment No. 35 to the Registration Statement
               on Form  N-1A of the  Registrant,  File  No.  2-82734,  filed  on
               December 17, 2002, and incorporated herein by reference).

EX-99.d15      Management  Agreement (B Class) with American Century  Investment
               Management,  Inc.,  dated September 3, 2002 (filed as Exhibit d14 to Post-Effective  Amendment No. 35 to the Registration Statement
               on Form  N-1A of the  Registrant,  File  No.  2-82734,  filed  on
               December 17, 2002, and incorporated herein by reference).

EX-99.d16      Management   Agreement  (C  Class  II)  with   American   Century
               Investment  Management,  Inc.,  dated September 3, 2002 (filed as
               Exhibit   d15  to   Post-Effective   Amendment   No.  35  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-82734,  filed on December 17, 2002, and incorporated  herein by reference).

EX-99.e1       Amended and Restated Distribution Agreement with American Century
               Investment  Services,  Inc.,  dated  September  3, 2002 (filed as
               Exhibit e1 to Post-Effective Amendment No. 35 to the Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2       Amendment  No.  1  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               December  31,  2002  (filed  as  Exhibit  e2  to   Post-Effective
               Amendment  No. 4 to the  Registration  Statement  on Form N-1A of
               American   Century   Variable   Portfolios  II,  Inc.,  File  No.
               333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3       Amendment  No.  2  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               August 29, 2003 (filed as Exhibit e3 to Post-Effective  Amendment
               No. 17 to the  Registration  Statement  on Form N-1A of  American
               Century  Strategic Asset  Allocations,  Inc., File No.  33-79482,
               filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1       Master  Agreement with Commerce Bank N.A., dated January 22, 1997
               (filed as Exhibit b8e to  Post-Effective  Amendment No. 76 to the
               Registration  Statement of American  Century Mutual Funds,  Inc.,
               File No.  2-14213,  filed on February 28, 1997, and  incorporated hereby by reference).

EX-99.g2       Global Custody  Agreement with The Chase  Manhattan  Bank,  dated
               August 9, 1996 (filed as Exhibit b8 to  Post-Effective  Amendment
               No. 31 to the  Registration  Statement  on Form N-1A of  American
               Century  Government  Income  Trust,  File No.  2-99222,  filed on
               February 7, 1997, and incorporated herein by reference).

EX-99.g3       Amendment to Global Custody  Agreement  with The Chase  Manhattan
               Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective
               Amendment  No. 2 to the  Registration  Statement  on Form N-1A of
               American   Century   Variable   Portfolios  II,  Inc.,  File  No.
               333-46922,  filed on January 9, 2001, and incorporated  herein by reference).

EX-99.h1       Transfer  Agency   Agreement  with  American   Century   Services
               Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9  to
               Post-Effective  Amendment No. 33 to the Registration Statement on
               Form N-1A of American Century  Government  Income Trust, File No.
               2-99222,  filed on July 31,  1997,  and  incorporated  herein  by reference).

EX-99.h2       Amendment No. 1 to the Transfer  Agency  Agreement  with American
               Century  Services  Corporation,  dated  June 29,  1998  (filed as
               Exhibit   b9b  to   Post-Effective   Amendment   No.  23  to  the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Quantitative  Equity Funds, File No. 33-19589,  filed on June 29,
               1998, and incorporated herein by reference).

EX-99.h3       Amendment No. 2 to the Transfer  Agency  Agreement  with American
               Century Services  Corporation,  dated November 20, 2000 (filed as
               Exhibit h4 to Post-Effective Amendment No. 30 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4       Amendment No. 3 to the Transfer  Agency  Agreement  with American
               Century  Services  Corporation,  dated  August 1, 2001  (filed as
               Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
               Statement  on Form N-1A of  American  Century  Government  Income
               Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h5       Amendment No. 4 to the Transfer  Agency  Agreement  with American
               Century  Services  Corporation,  dated December 3, 2001 (filed as
               Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
               Statement on Form N-1A of American Century Investment Trust, File
               No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6       Amendment No. 5 to the Transfer  Agency  Agreement  with American
               Century  Services  Corporation,  dated  July 1,  2002  (filed  as
               Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
               Statement on Form N-1A of American Century Investment Trust, File
               No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7       Amendment No. 6 to the Transfer  Agency  Agreement  with American
               Century Services  Corporation,  dated September 3, 2002 (filed as
               Exhibit h9 to Post-Effective Amendment No. 35 to the Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8       Amendment No. 7 to the Transfer  Agency  Agreement  with American
               Century Services  Corporation,  dated December 31, 2002 (filed as
               Exhibit h7 to Post-Effective  Amendment No. 4 to the Registration
               Statement on Form N-1A of American  Century  Variable  Portfolios
               II, Inc.,  File No.  333-46922,  filed on December 23, 2002,  and incorporated herein by reference).

EX-99.h9       Credit Agreement with J.P. Morgan Chase, as Administrative Agent, dated December 17, 2003.

EX-99.h10      Customer  Identification Program Reliance Agreement dated October
               1, 2003 (filed as Exhibit e10 to Post-Effective  Amendment No. 40 to the  Registration  Statement on Form N-1A of American  Century
               Municipal Trust,  File No. 2-91229,  filed on September 30, 2003, and incorporated herein by reference).

EX-99.i        Opinion   and   Consent  of  Counsel   (filed  as  exhibit  i  to
               Post-Effective  Amendment No. 29 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 2-82734, filed on December
               29, 1999 and incorporated herein by reference).

EX-99.j1       Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2       Power of Attorney  dated  September 12, 2002 (filed as Exhibit j4 to Post-Effective  Amendment No. 35 to the Registration Statement
               on Form  N-1A of  American  Century  Municipal  Trust,  File  No.
               2-91229,  filed on September 30, 2002, and incorporated herein by reference).

EX-99.j3       Power of Attorney dated December 17, 2002 (filed as Exhibit j3 to
               Post-Effective  Amendment No. 39 to the Registration Statement on
               Form N-1A of American Century  Municipal Trust, File No. 2-91229,
               filed  on  February  27,  2003,   and   incorporated   herein  by
               reference).

EX-99.j4       Secretary's  Certificate  dated  September  12,  2002  (filed  as
               Exhibit j5 to Post-Effective Amendment No. 35 to the Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1       Master Distribution and Individual  Shareholder  Services Plan (C
               Class)  dated   September  16,  2000  (filed  as  Exhibit  m3  to
               Post-Effective  Amendment No. 35 to the Registration Statement on
               Form N-1A of American Century Target  Maturities  Trust, File No.
               2-94608,  filed on April 17,  2001,  and  incorporated  herein by reference).

EX-99.m2       Amendment  No.  1  to  the  Master  Distribution  and  Individual
               Shareholder  Services  Plan (C Class) dated August 1, 2001 (filed
               as  Exhibit  m5  to  Post-Effective   Amendment  No.  44  to  the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Government Income Trust, on July 31, 2001, File No. 2-99222,  and
               incorporated herein by reference).

EX-99.m3       Amendment  No.  2  to  the  Master  Distribution  and  Individual
               Shareholder Services Plan (C Class) dated December 3, 2001 (filed
               as  Exhibit  m7  to  Post-Effective   Amendment  No.  16  to  the
               Registration   Statement   on  Form  N-1A  of  American   Century
               Investment  Trust on November 30, 2001,  File No.  33-65170,  and
               incorporated herein by reference).

EX-99.m4       Amendment  No.  3  to  the  Master  Distribution  and  Individual
               Shareholder  Services Plan (C Class) dated July 1, 2002 (filed as
               Exhibit m9 to Post-Effective Amendment No. 17 to the Registration
               Statement on Form N-1A of American  Century  Investment  Trust on
               June 28, 2002,  File No.  33-65170,  and  incorporated  herein by reference).

EX-99.m5       Amendment  No.  4  to  the  Master  Distribution  and  Individual
               Shareholder  Services  Plan (C  Class)  dated  September  3, 2002
               (filed as Exhibit m5 to  Post-Effective  Amendment  No. 35 to the
               Registration Statement on Form N-1A of American Century Municipal
               Trust,  File  No.  2-91229,  filed on  September  30,  2002,  and incorporated herein by reference).

EX-99.m6       Amendment  No.  5  to  the  Master  Distribution  and  Individual
               Shareholder Services Plan (C Class) dated January 2, 2004.

EX-99.m7       Master Distribution and Individual  Shareholder  Services Plan (A
               Class)   dated   September  3,  2002  (filed  as  Exhibit  m6  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 2-82734,  filed on October
               10, 2002, and incorporated herein by reference).

EX-99.m8       Master Distribution and Individual  Shareholder  Services Plan (B
               Class)   dated   September  3,  2002  (filed  as  Exhibit  m7  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of the Registrant,  File No. 2-82734,  filed on October
               10, 2002, and incorporated herein by reference).

EX-99.m9       Master Distribution and Individual  Shareholder  Services Plan (C
               Class  II)  dated  September  3, 2002  (filed  as  Exhibit  m8 to
               Post-Effective  Amendment No. 40 to the Registration Statement on
               Form N-1A of American Century  Municipal Trust, File No. 2-91229,
               filed  on  September  30,  2003,  and   incorporated   herein  by
               reference).

EX-99.n1       Amended and Restated  Multiple Class Plan dated September 3, 2002
               (filed as Exhibit n1 to  Post-Effective  Amendment  No. 35 to the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-82734,  filed on December 17, 2002, and incorporated  herein by reference).

EX-99.n2       Amendment No. 1 to the Amended and Restated  Multiple  Class Plan
               dated  December  31, 2002 (filed as Exhibit n2 to  Post-Effective
               Amendment  No. 39 to the  Registration  Statement on Form N-1A of
               American  Century  Municipal  Trust,  File No. 2-91229,  filed on
               December 23, 2002, and incorporated herein by reference).

EX-99.n3       Amendment No. 2 to the Amended and Restated  Multiple  Class Plan
               dated  August 29,  2003  (filed as  Exhibit n3 to  Post-Effective
               Amendment  No. 17 to the  Registration  Statement on Form N-1A of
               American  Century  Strategic  Asset  Allocations,  Inc., File No.
               33-79482,  filed on August 28, 2003, and  incorporated  herein by reference).

EX-99.p        American  Century  Investments Code of Ethics (filed as Exhibit p to Post-Effective  Amendment No. 35 to the Registration Statement
               on Form  N-1A of the  Registrant,  File  No.  2-82734,  filed  on
               December 17, 2002, and incorporated herein be reference).